UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 15, 2005



                                GERON CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                  0-20859                 75-2287752
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On July 15, 2005, Geron Corporation ("Geron") and Merck & Co., Inc., a New Jersey corporation ("Merck"), entered into a Research, Development and Commercialization License Agreement (the "Agreement") which provides Merck with a worldwide exclusive license to develop and commercialize cancer vaccines targeting telomerase, excluding vaccines utilizing dendritic cell technology.

         Under the terms of the Agreement, Geron will receive an upfront payment of $2.5 million, milestone payments upon achievement of certain development and regulatory events, and royalties on future product sales.

         Geron and Merck will conduct a joint research and development program to optimize, and expedite the demonstration of efficacy and tolerability of, a potential telomerase vaccine. The companies will form a Joint Research Committee and a Joint Development Committee to coordinate the research program and clinical development, respectively. Each company will bear all of its own costs related to the research program; Merck will bear all costs of clinical development.

         Geron will continue to develop its dendritic cell-based telomerase cancer vaccine which is currently in Phase I/II clinical trials at Duke University Medical Center. Under the terms of the Agreement, Merck will pay Geron an additional $1 million for an exclusive option, to be exercised within two years, to negotiate a separate agreement covering Geron's dendritic cell-based vaccine. The structure and terms of an agreement for the dendritic cell vaccine will be negotiated should Merck exercise its rights under the option.

         Geron has also issued to Merck a warrant to purchase $18 million of Geron common stock at an exercise price equal to the per share price of Geron's next underwritten public offering, if any. The warrant must be exercised by Merck in the event Geron completes an underwritten public offering of its common stock before July 15, 2007, if such public offering meets certain criteria, but it will otherwise expire on that date.


Item 8.01         Other Events.

The Company deems the following information to be material:

                  The information disclosed in Item 1.01 hereof is incorporated by reference into this Item 8.01.


Item 9.01.        Financial Statements and Exhibits.

                  (a)      Financial Statements.

                                    None.

                  (b)      Pro Forma Financial Information

                                    None.

                  (c) Exhibits:

                  4.1+ Form of Warrant, dated July 15, 2005, issued by the Company to Merck & Co., Inc.

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+   Certain portions of this Exhibit, for which confidential treatment has been granted, have been omitted and filed separately with the Securities and Exchange Commission.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GERON CORPORATION

Date: July 18, 2005                       By: /s/ Thomas B. Okarma
                                              -------------------------------
                                              Thomas B. Okarma
                                              President and
                                              Chief Executive Officer